Boyar Value Fund, Inc.

BOYAX

Boyar value fund

Prospectus

May 1, 2019

Beginning on January 21, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (www.boyarassetmanagement.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary. If you invest directly with the Fund, you can call 1-800-266-5566 or send an email request to Boyax@boyarvaluegroup.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

This Prospectus has information you should know before investing. Please read it carefully and retain it with your investment records. These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	6
Investment Objective	6
Principal Investment Strategies of the Fund	6
Principal Investment Risks of Investing in the Fund	8
MANAGEMENT OF THE FUND	10
Investment Adviser	10
Portfolio Manager	10
HOW SHARES ARE PRICED	11
HOW TO PURCHASE SHARES	11
HOW TO REDEEM SHARES	14
DIVIDENDS AND DISTRIBUTIONS, TAX STATUS	16
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	17
FINANCIAL HIGHLIGHTS	19

FUND SUMMARY

Investment Objective:

The Fund’s investment objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales load discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and beginning on page 13 of the Fund’s prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	1.00%(1)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)(2)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.86%
Underlying or Acquired Fund Fees and Expenses(a)	0.05%
Recoupment of Prior Fee Waiver(b)	0.14%
Total Annual Fund Operating Expenses	1.80%
(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.
(2)	Redemptions made by wire transfer are subject to a $10.00 fee.
(a)	Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying or “acquired” funds.
(b)	Boyar Asset Management, Inc. (the “Adviser”) and Ladenburg Thalmann & Co. Inc. (the “Distributor”) have agreed to waive a portion of their advisory and distribution fees and the Adviser has agreed to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit the Fund’s total annual operating expenses (subject to the same exclusions) to 1.75% of the Fund’s average daily net assets (the “expense limitation”). The Adviser and the Distributor are permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation, and the Adviser is currently being reimbursed for a portion of such previously waived fees. The Adviser and the Distributor have agreed to maintain this expense limitation through at least April 30, 2020.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$774	$1,010	$1,369	$2,378

IF YOU HELD YOUR SHARES

1 Year	3 Years	5 Years	10 Years
$674	$1,010	$1,369	$2,378

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

1

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

Under normal market conditions, the Fund invests primarily in equity securities that are believed by the Adviser to be intrinsically undervalued. Intrinsic value, as the Adviser defines it, is the estimated current worth that would accrue to the stockholders of a company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business.

The Adviser believes that stock market prices often fail to accurately reflect the underlying intrinsic value of companies. To find undervalued stocks, the Adviser evaluates a company and its assets as any acquisition-minded business executive would. The Adviser takes the company’s balance sheet, tears it apart, and reconstructs it in accordance with economic reality - as opposed to generally accepted accounting principles (“GAAP”). GAAP requires that U.S. publicly traded companies must “depreciate” or decrease in value certain assets on their balance sheet (such as buildings) that in many instances increase in value overtime. The Adviser identifies assets on a company’s balance sheet that we consider to be undervalued relative to their true value (as opposed to the value GAAP requires them to be listed at). We then adjust those items to our perception of their current market value. The information derived from this analysis helps us determine the intrinsic or private market value of a business. Economic reality, according to the Adviser, is thus the result from when you tear a company’s balance sheet apart and find these hidden or undervalued assets. If the Adviser determines that it would purchase the assets of a company at a significant discount to intrinsic value, the Adviser believes that after a reasonable period of time, either the stock market will accurately reflect those values, or the assets of the company will be acquired by a third party (such as a company in a similar line of business, or a private equity firm, will purchase the entire company).

The Adviser utilizes a “buy and hold” investment strategy, which reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may seem stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of companies that the Adviser considers to be good investment opportunities, which equity is then purchased at bargain prices provides the opportunity for appreciation without the return-eroding effects of commissions and capital gains taxes. The Adviser employs a variety of different investment strategies and techniques to uncover opportunities for the Fund. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

Principal Risks of Investing in the Fund:

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

Value Investment Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize the value expected by the Adviser in response to the activities and financial prospectus of the particular value companies. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection Risk. The Adviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Market Risk. Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company’s earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

2

Small and Medium-Sized Companies. There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability, and, thus, their market prices may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

Large Capitalization Companies. Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Related Transactions. The Fund may purchase securities that have been researched by Asset Analysis Focus (published by a related entity of the Adviser). However, the Fund will acquire securities featured for the first time in Asset Analysis Focus no earlier than five business days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Foreign Investing. Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Past Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.boyarassetmanagement.com or by calling 1-800-266-5566. The 5% sales charge is not reflected in the bar chart; if reflected, returns would be lower than those shown.

3

Annual Total Returns as of December 31 Each Year

During the period shown in the bar chart, the highest return for a quarter was 20.71% (quarter ended 06/30/09) and the lowest return for a quarter was -23.39% (quarter ended 12/31/08).

Average Annual Total Returns
(For Periods Ended December 31, 2018)

	1 Year	5 Years	10 Years	Since Inception (May 5, 1998)
Boyar Value Fund
Return Before Taxes*	-11.77%	4.16%	11.09%	5.92%
Return After Taxes on Distributions* (1)	-12.77%	3.52%	10.69%	5.48%
Return After Taxes on Distributions and Sale of Fund Shares*	-6.20%	3.21%	9.21%	4.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-4.38%	8.49%	13.12%	5.99%
*	The performance of the Fund reflects a 5.00% sales charge.
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”), or to Fund shares held by non-taxable entities.

This table illustrates total returns from a hypothetical investment in the Fund. These returns are compared to the S&P 500 Index for the same periods. The S&P 500 Index is included to allow an investor to compare the Fund’s returns against an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks representing all major industries. The performance of the index includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for federal income taxes. A shareholder cannot invest directly in an index.

The Fund’s average annual total returns after taxes on distributions and redemptions may exceed average annual total returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser:

Boyar Asset Management, Inc.

Portfolio Manager:

Mark A. Boyar and Jonathan I. Boyar serve as the Fund’s co-portfolio managers. Mark A. Boyar, Chief Investment Officer of the Fund, has served as a portfolio manager of the Fund since the inception of the Fund. Jonathan I. Boyar has served as a portfolio manager of the Fund since November 13, 2018.

4

Purchase and Sale of Fund Shares:

Your initial investment in the Fund ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). Additional investments in the Fund are generally required to be at least $1,000, unless made through an automatic investment plan. You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to Gemini Fund Services, LLC (the “Transfer Agent”) at the Boyar Value Fund, Inc., c/o Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130.

Tax Information:

The Fund intends to make distributions that may be taxed as ordinary income or capital gains unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

5

ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies of the Fund:

The Adviser pursues the Fund’s investment objective by investing primarily in equity securities, which are believed by the Adviser to be intrinsically undervalued. The Fund seeks to achieve its investment objective by investing substantially all of its total assets in equity securities, including common stock, preferred stock or securities convertible into or exchangeable for common stock. The balance of the Fund’s assets will be invested in cash and/or cash equivalents. The Fund primarily invests in equity securities traded on domestic exchanges and/or in the over-the-counter markets. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund’s investment objective is fundamental and, as such, may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are non-fundamental policies that may be changed by the Board of Directors without shareholder approval.

Because the Fund invests primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value (“NAV”) of the Fund’s shares will fluctuate with changes in the market prices of its portfolio securities.

The Adviser seeks out intrinsically undervalued companies and purchases their shares at low prices relative to their perceived inherent worth. This can lead to the potential for significant capital appreciation. The intrinsic value of a company is the estimated current worth that would accrue to the stockholders of the company, either through liquidation of corporate assets upon termination of operations or through the sale or merger of the entire enterprise as a continuing business. In the Adviser’s opinion, within an investment time horizon of 3 to 5 years, typically either the stock market will accurately reflect a company’s intrinsic value or the assets of the company will be acquired by a third party. The vast majority of these companies were either acquired or liquidated at a premium to the price of the company’s shares at the time the initial research report appeared in Asset Analysis Focus. Investors in the Fund can generally expect that the Fund will hold many of the companies featured in Asset Analysis Focus. Of the companies that were acquired or liquidated, the average time period from the date the initial research report was issued until a transaction actually occurred was approximately 6.3 years.

This “buy and hold” investment strategy reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may sound stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of companies that the Adviser considers to be good investment opportunities, which equity is then purchased at bargain prices provides the opportunity for appreciation without the return-eroding effects of commissions and capital gains taxes. Buying and holding stocks not only postpones the payment of capital gains taxes but there are also added positive effects on the after-tax compounding rate of return. The Adviser believes that, by reducing the number of transactions generated by profit taking, all the money invested is still working or compounding for a better return until future tax liability is incurred.

There is an advantage to the “buy and hold” investment strategy assuming various rates of return. Frequent securities trading may increase the tax liabilities of investors and reduce investors’ after-tax return by not taking advantage of lower capital gains rates and the advantage of deferring payment of federal tax liabilities. Under a “buy and hold” strategy, tax liabilities may be deferred to the future and, when paid, may be paid at capital gains rates that may be lower than ordinary tax rates. There is no guarantee that federal capital gains rates will remain lower than federal ordinary income tax rates.

To hasten the recognition factor of an intrinsically undervalued company’s shares in the marketplace, the Adviser also looks for companies that have some type of catalyst or trigger, for example: a company that has undergone, or is about to undergo, an asset redeployment program, resulting in potentially greater return on assets; a company whose chief operating officer and major stockholder is relatively old and has no heir to take over the company upon his death or retirement; or a company that is engaged in more than one business, with the possibility that the second business might be spun off to the existing shareholders. The Adviser generally will invest in companies whose shares: are not widely held by institutions; or are not closely followed by investment analysts; or may have plummeted in value because they failed to meet analysts’ earnings expectations because the Adviser believes that the likelihood of a significant disparity between stock market value and intrinsic value is likely.

At the time of investment in a company, the Adviser determines the value of all of the assets and liabilities of the company and thereby establishes a potential selling price for the company’s common stock. The Adviser reviews the company’s asset base from time to time (especially when the common stock of a company nears its selling price target), to carefully determine if something has changed to alter the Adviser’s opinion -- if not, the security is sold when it meets its fully valued price.

6

The Adviser employs a variety of different investment strategies to uncover investment opportunities for the Fund, including the following:

1.	“Hidden” Assets

“Hidden” assets are assets whose current values are undervalued on a company’s financial statements -- a situation which may lead to a disparity between market value and intrinsic worth. Hidden assets include real estate (buildings and undeveloped acreage), reserves of natural resources (coal, gas, oil and timber), cellular or cable franchises, and inventory reserves resulting from the last-in, first-out method of inventory accounting. The Adviser adjusts the value of these assets to their current market value to calculate the intrinsic worth of the company, which may be much higher than the value the stock market accords them.

2.	Underpriced Businesses

Excessive pessimism about a particular industry or a specific company may result in extreme disparities between the stock market value of the company and the price that would be placed upon the company if the entire enterprise were acquired by a knowledgeable private investor. When employing this method of valuation, the Adviser considers the subject company’s historical earning power, present product mix and financial strength as well as the prices at which similar companies have been acquired in the recent past. The Adviser’s findings help place an appropriate value on the shares of the subject company.

3.	Undervalued Franchises

A number of companies have, over time, created valuable consumer franchises. Their products are recognized easily by consumers around the world. Such franchises are virtually impossible for a potential competitor to duplicate. These “franchise” companies often can raise prices or even charge a premium for their products or services without losing market share. The value of this competitive advantage may not be adequately reflected in the price of the company’s shares.

4.	Selling For Less Than Net Working Capital

In most instances, the minimum liquidation value of a company is its net working capital value. This amount is determined by subtracting from current assets all liabilities senior to the common stock, including current liabilities, long-term debt, preferred stock, capitalized lease obligations and certain pension liabilities. At pessimistic extremes, the stock market will value individual securities at a discount to their net working capital on a per share basis. Investments made at these levels provide an opportunity to purchase securities below their liquidating value and acquire the pro-rata value of property, plant and equipment at zero cost.

5.	“Fallen Angels”

Well-known companies that were once the “darlings” of Wall Street may fall out of favor with the investment community, causing their stock prices to plummet to unrealistically low levels. The Adviser may purchase shares of such companies if it determines that the fundamentals of such a concern are not permanently impaired.

6.	Restructuring Plays, Breakups and Spin-offs

A company interested in enhancing shareholder value may spin off a portion of its assets to current stockholders through the creation of a new public entity. The common stock of the newly spun-off company may trade temporarily at a substantial discount to its underlying NAV. This is in part because this new entity is not immediately followed by Wall Street analysts. However, the newly focused “pure play” companies often perform well and soon receive more coverage than they ever would have as one ungainly and difficult to analyze conglomerate.

7.	Bankruptcies

An over-leveraged company that declares bankruptcy can purge itself of excess debt and then emerge as a more competitive enterprise. The stigma of bankruptcy, however, can sometimes depress the stock prices of those companies to bargain levels.

8.	Under-Followed Companies

The Adviser normally invests in the equity of companies not widely held by institutions or closely followed by other investment analysts. The Adviser believes that this is the area where the stock market is most inefficient in providing investors the opportunity to find unrecognized values. High-profile, popular companies are monitored carefully and consistently by portfolio managers and investment analysts. The likelihood of a profitable disparity developing between the stock market values and the intrinsic values of these businesses is remote.

9.	Low Price-to-Earnings Ratios

The Adviser believes that the risk inherent in the stock selection process can be reduced by purchasing common stock at price-to-earnings ratios that are low relative to those that prevail in the general stock market. Earnings disappointments rarely hurt low price-to-earnings common stocks for long periods of time. On the other hand, positive earnings surprises usually result in an increase of the price to earnings ratio.

10.	Large Free Cash Flows

The Adviser favors companies that generate significantly more cash than they need to finance day-to-day operations. Such companies can use this excess cash to repurchase their own shares, increase dividends or make acquisitions.

11. Insider Ownership

The Adviser will take positions in the common equity of companies whose executives buy and hold large amounts of the company’s stock.

7

Significant insider ownership of a company’s shares often indicates that the interests of the executives and managers who own those shares are aligned with the interests of other shareholders and they have a powerful incentive to work for the company’s long-term success. On the other hand, insignificant insider ownership can depress the shares of an otherwise good company because its managers own too little equity in the business to care much about maximizing shareholder value. The Adviser evaluates investments in companies with extreme positions of insider ownership - significant or insignificant - to aid in determining a company’s intrinsic value. Excessive non-stock and non-performance related compensation for a company’s top officers can also depress the shares of an otherwise good company.

In making investment selections, the Fund also focuses on certain fundamental financial characteristics of a company, including debt-to-capital ratios and the market capitalization of small-, medium- and large-sized companies. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

Principal Investment Risks of Investing in the Fund:

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

Further risks associated with an investment in the Fund may arise from the Fund’s investment in the securities of small- and mid-capitalization companies. Stocks of small- and mid-capitalization companies are more likely to experience higher price volatility and may have limited liquidity (which means that the Fund might have difficulty selling them at an acceptable price when it wants to).

Value Investment Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize the value expected by the Adviser in response to the activities and financial prospectus of the particular value companies. Over time, a value oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection Risk. The Adviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Market Risk. Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company’s earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small and Medium-Sized Companies. There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability, and, thus, their market prices may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

Large Capitalization Companies. Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Related Transactions. The Fund may purchase securities that have been researched by Asset Analysis Focus (published by a related entity of the Adviser). However, the Fund will acquire securities featured for the first time in Asset Analysis Focus no earlier than five business days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

8

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks have occurred and will continue to occur. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).

Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian or their agents) can result in: financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; the inability to process transactions with shareholders or other parties; the release of private shareholder information or confidential Fund information; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment therein to lose value. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Foreign Investing. Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Additional Investment Strategies for the Fund

As an additional non-principal investment strategy, the Fund may for temporary defensive purposes or pending investment in companies believed suitable by the Adviser, the Fund may from time to time have a significant portion, and possibly all, of its assets in U.S. Government obligations, corporate bonds rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Group (“S&P”), money market instruments, or money market funds that invest in the foregoing instruments. “U.S. Government obligations” include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government or in money market instruments. Bonds rated Baa by Moody’s or BBB by S&P, while considered “investment grade” obligations, may have speculative characteristics. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated at least A-2 by S&P or Prime-2 by Moody’s, repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers’ acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations, corporate bonds, money market instruments or money market funds for temporary defensive purposes, it may not achieve its investment objective. The Fund may also invest a significant portion of its assets in money market funds in order to maintain sufficient liquidity to cover possible redemptions and while the Adviser is determining where to invest new money.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding the release of portfolio holdings information is available on page 8 of the Fund’s Statement of Additional Information.

9

MANAGEMENT OF THE FUND

The Fund is an open-end, diversified management investment company organized as a Maryland corporation. The Board of Directors supervises the business activities of the Fund. Like other mutual funds, various organizations are retained to perform specialized services for the Fund.

Investment Adviser

Boyar Asset Management, Inc. is an affiliate of Mark Boyar & Company, Inc. (“Mark Boyar & Co.”). The Adviser’s principal business address is 32 West 39th Street, 9th Floor New York, New York 10018.

Pursuant to the Investment Advisory Agreement between the Adviser and the Fund, the Adviser furnishes investment advisory services to the Fund. Subject to the supervision and direction of the Board of Directors, the Adviser manages the Fund’s portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places orders for the purchase and sale of portfolio securities. For the services provided pursuant to the Investment Advisory Agreement, the Fund is obligated to pay the Adviser a fee, computed daily and payable monthly, at the annual rate of 0.50% of the Fund’s average daily net assets. However, the Adviser and the Distributor have agreed to waive a portion of their advisory and distribution fees and the Adviser has agreed to reimburse certain expenses of the Fund as described in the footnote to the Annual Fund Operating Expenses table on page 1.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement of the Fund is available in the Fund’s annual report to shareholders dated December 31, 2018.

Portfolio Manager

Mark A. Boyar, a Portfolio Manager of the Fund, has served in that capacity since the inception of the Fund. As a Portfolio Manager, Mr. Mark Boyar is primarily responsible for the day-to-day management of the Fund’s portfolio together with Mr. Jonathan Boyar. Mr. Mark Boyar has also been the President of the Adviser since 1983. Mr. Mark Boyar is Chairman of Boyar’s Intrinsic Value Research which publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity.

Jonathan I. Boyar, a Portfolio Manager of the Fund since November 13, 2018, is primarily responsible for the day-to-day management of the Fund’s portfolio together with Mr. Mark Boyar. Mr. Jonathan Boyar is President of Boyar’s Intrinsic Value Research LLC which publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity.

The Fund’s Statement of Additional Information provides additional information about Mr. Mark Boyar’s and Mr. Jonathan Boyar’s compensation, management of other accounts and ownership of Fund shares.

Investors in the Fund can generally expect the Fund to hold the securities of many of the companies featured in Asset Analysis Focus.

As a result of a change of control on December 24, 2018, the Fund’s Management Agreement with Ladenburg Thalmann Fund Management LLC (the “Prior Manager”) terminated automatically in accordance with its terms. The Prior Manager was compensated for its services and the related expenses borne by it. Under that terminated agreement, the Fund was previously obligated to pay the Manager a fee, computed daily and payable monthly, at the annual rate of 0.50% of the Fund’s average daily net assets subject to an expense limitation agreement. The change in control at the Manager did not affect the services provided by the Adviser under the Investment Advisory Agreement. The Adviser has served as the Fund’s investment adviser since the Fund’s inception and will continue to serve as such under the Investment Advisory Agreement described above.

10

HOW SHARES ARE PRICED

On each day that the Fund is open for business, the public offering price (NAV plus applicable sales charge) of Fund shares is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time). The Fund is open for business on each day the NYSE is open for regular trading. The NAV per share is calculated by dividing the sum of the value of its assets minus its liabilities (including estimated accrued expenses) by the total number of its outstanding shares, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.

The Fund generally values its portfolio securities using closing market prices or readily available market quotations, which in the case of securities traded on an exchange or the Nasdaq Stock Market is typically the last quoted sale price or the Nasdaq Official Closing Price (NOCP). Fund portfolio securities that are not traded or dealt in upon any securities exchange for which over-the-counter market quotations are readily available generally are valued at the last sale price or, in the absence of a sale, the mean of the current bid and ask prices. When closing market prices or market quotations are not available or are considered by the Adviser to be unreliable, the Adviser determines a security’s fair value. All methods of determining the value of a security used by the Fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Directors.

The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using only market prices. For market prices and quotations, the Fund relies upon securities prices provided by pricing services.

The Fund uses the fair value of a security, including a non-U.S. security, when the Adviser determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the Fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the Fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the Fund determines its net asset value. In those circumstances when the Fund believes the price of the security may be affected, the Fund uses the fair value of the security. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the Fund could change on a day you cannot buy or sell shares of the Fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. The Fund may value debt securities with remaining maturities of 60 days or less at amortized cost. To the extent that the Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. As a result, when you open an account, you will need to supply your name, address, date of birth and other information that will allow the Fund to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Your initial investment in the Fund ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). You may open an account and make an initial investment through securities dealers having a sales agreement with the Distributor. You may also make a direct initial investment by sending a check and a completed account application form to Boyar Value Fund, Inc., c/o Gemini Funds Services, LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130. Your check must be made payable to the “Boyar Value Fund.”

Purchases by check must be through a check drawn on a U.S. bank and payable in U.S. dollars. Third party checks, cash, payment in credit card, cashier checks, money orders, traveler’s checks and credit card convenience checks will not be accepted. Additionally, bank starter checks are not accepted for the initial purchase into the Fund.

If an order to purchase shares of the Fund is canceled because your check does not clear, a charge (minimum $25) will be imposed and you will be responsible for any resulting losses or fees incurred by the Fund, the Distributor or the Transfer Agent in the transaction.

11

Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund. Your purchase order must be received by the Fund’s Transfer Agent prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time). Shares of the Fund purchased through a broker-dealer will be sold by the Fund at the public offering price next determined after receipt of a purchase order by the broker-dealer.

If you purchase shares through a broker-dealer, it is the broker-dealer’s responsibility to transmit your order in a timely manner to the Distributor in order for your account to receive that day’s public offering price. Dealers may charge you a fee for effecting purchase orders. Direct investments received in good order by the Transfer Agent after the close of NYSE are confirmed at the public offering price next determined on the following business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

  the name of the Fund;
  the dollar amount of shares to be purchased;
  a completed purchase application that corresponds to the type of account you are opening or investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum); and
  check payable to the name of the Fund

Regular Mail Orders. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to Boyar Value Fund, Inc., to:

Boyar Value Fund, Inc.

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

Bank Wire Orders. Provided the Transfer Agent has received a completed account application, investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund at 1-800-266-5566 for instructions.

It is important that the wire contains all the necessary information and that the Fund receives prior telephone notification to ensure proper credit. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent.

Additional Investments. You may purchase additional shares of the Fund by mail or wire (minimum additional investment of $1,000, except for automatic investment plans) at any time at the then current public offering price as aforementioned. Before making additional investments by bank wire, please call the Transfer Agent at 1-800-266-5566. Please follow the wire instructions provided by the Transfer Agent.

When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account number in your letter.

Employees and Affiliates of the Fund. The minimum purchase requirement is not applicable to accounts of Directors, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. The Fund may also, in its discretion, accept certain other accounts with less than the stated minimum initial investment.

Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

12

Sales Charges. When you purchase Fund shares, you pay a 5.00% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund. Shares of the Fund are sold at the public offering price, unless you qualify to purchase shares at NAV. The public offering price is the next determined NAV per share plus a sales charge as shown in the following table.

Amount of Investment	Sales Charge as a % of:		Dealer Reallowance as % of Public Offering Price
	Public Offering Price	Net Amount Invested
Less than $50,000	5.00%	5.25%	4.50%
$50,000 but less than $100,000	4.50%	4.72%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.95%	3.04%	2.70%
$500,000 but less than $1,000,000	2.25%	2.31%	2.00%
$1,000,000 or more	None*	None*
*	There is no front-end sales charge on purchases of $1 million or more, but a contingent deferred sales charge of 1.00% may apply if a commission was paid by the Fund’s principal underwriter to a participating unaffiliated dealer and the shares are redeemed within 12 months from the date of purchase.

Under certain circumstances, the Distributor may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Please direct inquiries concerning the services described in this section to the Transfer Agent at Boyar Value Fund, Inc., c/o Gemini Fund Services, LLC, 17645 Wright Street, Suite 200, Omaha, NE 68130 or by calling 1-800-266-5566.

Reduced Sales Load. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Fund shares with the amount of your current purchases in order to take advantage of the reduced sales charges set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales charges. The minimum initial investment under a Letter of Intent is $10,000. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of a specified period of time (or when you sell your shares, if earlier), the Distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent. All shareholders may use the Right of Accumulation or a Letter of Intent, subject to the requirements listed in the Prospectus and SAI, to take advantage of the reduced sales charges.

Purchases of Shares at Net Asset Value. Certain individuals and institutions may purchase shares of the Fund at NAV. Investors or their financial adviser must notify the Transfer Agent if the investment qualifies as a purchase at NAV.

Investors whose accounts were opened prior to May 1, 2000 are not subject to any sales charge on subsequent investments.

Shares of the Fund may be purchased at NAV by pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, (2) have, at the time of purchase, 100 or more eligible participants, (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plans.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at NAV. Federal and state credit unions may also purchase shares at NAV.

In addition, shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Distributor, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Registered investment advisers who charge a fee for their services and accounts as to which a bank or broker-dealer charges an account management fee (“wrap accounts”) may purchase shares at NAV, provided the adviser, bank or broker-dealer has a separate agreement with the Distributor.

Clients of investment advisers may also purchase shares of the Fund at NAV if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Fund and the Distributor. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV. Associations and affinity groups of 20 or more and their members may purchase shares of the Fund at NAV provided that management of these groups or their financial adviser has made arrangements to invest at least $1 million. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

13

Employees, officers, directors and clients of the Adviser, Distributor or the Fund or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase shares of the Fund at NAV. Investors must notify the Transfer Agent that an investment qualifies as a purchase at NAV.

Contingent Deferred Sales Load for Certain Purchases of Shares. A contingent deferred sales charge is imposed upon certain redemptions of shares of the Fund purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Fund’s principal underwriter and the shares are redeemed within 12 months from the date of purchase. The contingent deferred sales charge will be paid to the Distributor and will be equal to 1% of the NAV at the time of purchase of the shares being redeemed or the amount redeemed, whichever is less. In determining whether the contingent deferred sales charge is payable, it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales charge will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales charge. The contingent deferred sales charge is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.

The Fund may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

HOW TO REDEEM SHARES

You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund’s account records. If the shares to be redeemed have a value of $100,000 or more, you must provide a Medallion Signature Guarantee from any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your Medallion Signature Guarantee, regardless of the value of the shares being redeemed. At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

A contingent deferred sales load (charge) may apply to a redemption of Fund shares purchased at NAV, excluding accounts opened prior to May 1, 2000. Please refer to “How to Purchase Shares” for more information.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. For a $10 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank or brokerage account. The Fund reserves the right, upon 30 days’ notice, to change the processing fee. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

You will receive the NAV per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above. Payment is normally made within 3 business days after tender in such form. If the shares being redeemed were purchased by check, the Fund may delay payment of your sale proceeds until your check has cleared. This may take up to 15 days from the date of purchase. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.

You may redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund’s NAV next determined after your order is received by such organization in proper form before the close of trading on the NYSE, generally 4:00 p.m., Eastern Time, or such earlier time as may be required by such organization.

These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $5,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund’s intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

14

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as permitted by the Investment Company Act of 1940 or as otherwise determined by the Securities and Exchange Commission: (1) for any period (a) during which the NYSE is closed, other than any customary weekend and holiday closings, or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund’s shareholders.

The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Adviser continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the Adviser may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) transacting in exchange-traded funds and/or derivatives, or (iii) paying redemption proceeds in-kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual circumstances.

Under unusual circumstances, when the Board of Directors deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities or other property of the Fund taken at current value. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the NAV. Shareholders receiving such securities may incur brokerage costs on their sales.

Redemption Fee. The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if you sell your shares, including exchanging your shares for shares of another fund, after holding them for less than 60 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Although the Fund has a goal of assessing this redemption fee on applicable redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans or redemptions under a certain dollar amount. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or illness of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Fund. The redemption fee will not apply to shares acquired through reinvestment of dividends and other distributions.

Shareholder Services

Contact the Transfer Agent (nationwide, call toll-free 1-800-266-5566) for additional information about the shareholder services described below.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $25,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $100 each. There is no charge for this service.

Tax-Deferred Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

•	Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs; and
•	Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision.

Direct Deposit Plans

Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.

15

Automatic Investment Plan

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan. The Fund pays the costs associated with these transfers, but reserves the right, upon 30 days’ written notice, to charge a reasonable fee for this service. Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.

Delivery of Prospectus and Shareholder Reports

Subject to your express or implied consent, upon notice by the Transfer Agent, the Fund may elect to send prospectuses and shareholder reports on a “household” basis. This means that the Fund may send only one copy of a prospectus or annual report and semiannual report to a household that has multiple Fund accounts. You may revoke your consent by contacting the Transfer Agent in writing, at the address listed in the “How to Purchase Shares” section. The Transfer Agent will begin sending you individual copies of the Fund’s prospectus and shareholder reports it delivers 30 days after receiving your revocation.

DIVIDENDS AND DISTRIBUTIONS, TAX STATUS

Dividends and Distributions

The following discussion is a summary of federal income tax consequences of the ownership of Fund shares. This discussion does not address shareholders subject to special rules, such as those who hold Fund shares through an IRA, 401(k) plan, or other tax-advantaged account. Except as specifically noted, the discussion does not address state, local, or non-U.S. taxes. You should consult your tax advisor about your particular tax situation.

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. You may elect to receive dividend and capital gain distributions in either cash or additional shares. You should indicate your choice of option on your account application, which you may change on a prospective basis. If no option is specified on your account application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date. No sales charge is imposed on any reinvestment of distributions and dividends in additional shares of the Fund. You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash.

If you select to receive distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the reinvest option, which you may change on a prospective basis. No interest will accrue on an amount represented by uncashed distribution checks.

Taxes

The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute annually all or substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net realized short-term capital gains, if any, are taxable as ordinary income. Distributions from net investment income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions, including holding period requirements, are met by the Fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends-received deduction available to corporations.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price will be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. Due to the Fund’s “buy and hold” investment strategy, as well as its tax sensitivity to avoiding short-term capital gains, as of December 31, 2018, the Fund had assets with unrealized capital gains of $9,914,032, which constituted 41% of the Fund’s net asset value. If these gains were to be recognized when such assets are eventually sold by the Fund, shareholders would be taxable on the distribution of such gains to them, even though they may be receiving, in effect, a partial return of the shareholder’s capital investment. Similarly, investors should consider the tax consequences of buying Fund shares shortly before the record date of a dividend or capital gain distribution, because such a dividend or distribution will generally be taxable even though in economic terms it represents a partial return of the shareholder’s capital investment.

16

In certain circumstances, the Fund may consider using use the so-called “equalization method” of accounting to mitigate this effect. Under this method, the Fund would allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method would permit the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally would not affect the Fund’s total returns, it might reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method that might be used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains without regard to the length of time you have held your Fund shares. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of the Fund’s distributions could vary in any given year. Redemptions of shares of the Fund are taxable events on which you may realize a capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. Certain limitations may apply that could limit your ability to deduct capital losses currently.

Also, a 3.8% Medicare contribution tax generally is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include income distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.

After the end of each year, the Fund will send a statement to you with information about the dividends and distributions that you received and any redemptions of shares during the previous year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

As with all mutual funds, the Fund may be required to apply backup withholding at the rate of 24% on all taxable distributions payable to a shareholder if the shareholder fail to provide the Fund with their correct social security number or other taxpayer identification number or make required certifications, or if the Internal Revenue Service notifies the Fund to implement backup withholding from the shareholder, or if to the Fund’s knowledge, an incorrect number has been furnished. An individual taxpayer’s identification number usually is his or her social security number.

Please note that you will continue to be responsible for calculating and reporting the cost basis of Fund shares that were purchased prior to January 1, 2012. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The above discussion is meant only as a summary; more information is available in the SAI. Further, the above tax information does not constitute individual tax advice. Please consult your tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Excessive Trading Policy. Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies, harm Fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Fund’s shares to be excessive for a variety of reasons, such as if:

  You sell shares within a short period of time after the shares were purchased;
  You make two or more purchases and redemptions within a short period of time;
  You enter into a series of transactions that is indicative of a timing pattern or strategy; or
  We reasonably believe that you have engaged in such practices in connection with other mutual funds.
17

To deter such activities, the Board of Directors has adopted an Excessive Trading Policy. Under this policy, the Fund or its agents may temporarily or permanently suspend or terminate, without any prior notice, exchange privileges of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of the Fund within 60 days of each other and bar, without any prior notice, future purchases of the Fund by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. In addition, the Fund or its agents may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, and shall reject any such purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

While recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change, the Fund currently uses additional methods to reduce the risk of market timing. These methods include, but are not limited to:

•	Assessing a 2.00% redemption fee for shares redeemed within 60 days of purchase; and

•	A $10 fee, which will be deducted from your redemption proceeds, when the proceeds are transmitted by wire.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers will be revoked or cancelled by the Fund on the next business day after receipt of the order.

Systematic purchases and redemptions transactions are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below. In applying this policy, the Fund considers the information available to it at the time and may consider trading done in multiple accounts under common ownership, control or influence.

Additional information regarding the Fund’s policies with respect to purchases and redemptions of Fund shares are described in the “How to Purchase Shares” and “How to Redeem Shares” sections of this Prospectus. Except as described in these sections, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares where the identity of the particular shareholder(s) is not known to the Fund.

Distributor

Ladenburg Thalmann & Co. Inc. is located at 277 Park Avenue, 26th Floor, New York, New York 10172, and serves as the primary agent for the distribution of shares of the Fund. The Distributor is a member of the American Stock Exchange, the Financial Industry Regulatory Authority and other principal national securities exchanges.

The Distributor is paid monthly fees by the Fund in connection with the distribution of the Fund’s shares and the servicing of shareholder accounts. A monthly fee, authorized pursuant to a Shareholder Servicing and Distribution Plan adopted by the Fund (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 is calculated at the annual rate of 0.25% of the value of the average daily net assets of the Fund and is used by the Distributor to provide compensation for services relating to the distribution of the Fund’s shares and the ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation is paid by the Distributor to persons, including employees of the Distributor, who assist with the distribution of the Fund’s shares, respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by other agents of the Fund. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Payments under the Plan are not tied exclusively to the expenses actually incurred by the Distributor, and the payments may exceed expenses actually incurred by the Distributor. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on an ongoing basis and in doing so considers all relevant factors, including expenses borne by the Distributor and amounts it receives under the Plan.

18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2018, 2017, 2016, 2015, and 2014 has been audited by BBD, LLP whose report, along with the Fund’s financial statements, are included in the Fund’s annual report for those years, which is available upon request.

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year Presented

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	December 31,	December 31,	December 31,	December 31,		December 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Year	$26.54	$23.37	$22.22	$22.86		$20.73

Activity from investment operations:
Net investment income (loss)(1)	0.08	0.10	0.03	0.04		(0.01)
Net realized and unrealized gain (loss) on investments
	(1.92)	3.52	1.54	(0.06)		2.58
Total from investment operations	(1.84)	3.62	1.57	(0.02)		2.57

Paid-in-Capital from Redemption Fees (1)	-	-	-	0.00	(2)	0.00	(2)

Less distributions from:
Net investment income	(0.08)	(0.11)	(0.03)	-		-
Net realized gains	(1.14)	(0.34)	(0.39)	(0.62)		(0.44)
Total distributions	(1.22)	(0.45)	(0.42)	(0.62)		(0.44)
Net Asset Value, End of Year	$23.48	$26.54	$23.37	$22.22		$22.86
Total Return (3)	(7.12)%	15.48%	7.04%	(0.11)%		12.52%

Net Assets, End of Year	$24,389,769	$27,219,974	$24,432,589	$23,999,274		$24,231,413

Ratio of gross expenses to average net assets (4)	2.11%	2.22%	2.19%	2.14%		2.33%
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%		1.75%
Ratio of net investment income (loss) to average net assets	0.30%	0.42%	0.13%	0.19%		(0.05)%

Portfolio Turnover Rate	7%	2%	4%	7%		3%

(1)	Per share amounts calculated using the average shares method.
(2)	Amount represents less than $0.005 per share.
(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees. Had the Advisor and Manager not waived their fees and/or reimbursed expenses, total returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and Manager.

19

Boyar Value Fund, INC.

Investment Adviser Boyar Asset Management, Inc. 32 West 39th Street, 9th Floor New York, New York 10018
Distributor Ladenburg Thalmann & Co. Inc. 277 Park Avenue 26th Floor New York, New York 10172
Independent Registered Public Accounting Firm BBD, LLP 1835 Market Street, 3rd Floor Philadelphia, Pennsylvania 19103
Board of Directors Henry A. Alpert Mark A. Boyar Richard Finkelstein Jay R. Petschek
Custodian Bank of New York Mellon 240 Greenwich Street New York, New York 10286

Additional information about the Fund is included in the Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety and is therefore legally a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-266-5566 or visit the website at www.boyarassetmanagement.com.

Information about the Fund, including the SAI and annual and semi-annual reports, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the Commission’s Internet site at http://www.sec.gov. Copies of information on the Commission’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, 100 F Street NE, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-8253